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                                                                    Exhibit 23.1



                     CONSENT OF MARGOLIN, WINER & EVENS LLP


We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-62765) of Global Imaging Systems, Inc. pertaining to the Global Imaging Systems 401(k) Retirement Plan and in the related prospectus of our report dated November 13, 1998 included in this Current Report.


/s/ Margolin, Winer & Evans LLP
-------------------------------
    MARGOLIN, WINER & EVANS LLP


Garden City, New York
November 13, 1998

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